SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) October 15, 2002



                      PEOPLES-SIDNEY FINANCIAL CORPORATION
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Delaware                      0-22223                   31-1499862
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
 of incorporation                                            Identification No.)



101 E. Court Street, Sidney, Ohio                                     45365
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(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (937) 492-6129


                                       N/A
                  -------------------------------------------
          (Former name or former address, if change since last report)

Item 5. Other Events.

     On October 15, 2002, Peoples-Sidney Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99.


Item 7. Financial Statements and Exhibits

               (c) Exhibits

                      99   Press Release dated October 15, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PEOPLES-SIDNEY FINANCIAL CORPORATION



Date:  October 16, 2002                  By:      /s/  Douglas Stewart
       ----------------                           ------------------------------
                                                  Douglas Stewart, President and
                                                   Chief Executive Officer